Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual Equity EdgeSM Single Premium Deferred Variable Annuity

This prospectus describes a single premium individual deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. The contract provides for accumulation of contract value, generally with a Principal Protection Benefit, and annuity payments on a fixed and/or variable basis. The contract offers as investment choices a fixed account and the following funds offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

MML Series Investment Fund

•	MML Equity Index Fund (Class I)*

MML Series Investment Fund II

•	MML Money Market Fund**

*	eligible for the Principal Protection Benefit
**	Available only upon expiration of a benefit period and not eligible for the Principal Protection Benefit

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated April 28, 2006. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 40 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

April 28, 2006

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	4

Accumulation Unit	19

Age	5

Annuitant	10

Annuity Date	28

Annuity Options	29

Annuity Payments	28

Annuity Service Center	1

Annuity Unit Value	29

Benefit Period Expiration Date	15

Benefit Period	15

Contingent Deferred Sales Charge	24

Contract Anniversary	24

Contract Year	5

Free Withdrawals	25

Good Order	4

Income Phase	27

Market Value Adjustment	43

Mortality and Expense Risk Charge	23

Non-Qualified	33

Page

Principal Protection Benefit	14

Purchase Payment	11

Qualified	33

Separate Account	17

Tax Deferral	5

Window Period	15

Index of Special Terms

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or our Annuity Service Center at (800) 272-2216 (press 2), Monday through Friday, between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/annuities and clicking on “Service Request Form”. Additionally, you may write to us at: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

Sending Forms and Written Requests in Good Order.  From time to time, you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order”. Contact our Annuity Service Center to learn what information we require for your request to be in “good order”. Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our company’s form.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

Contract Type.  The contract described in this prospectus is a single premium individual deferred variable annuity. The contract provides for accumulation of contract value during the accumulation phase, generally with a Principal Protection Benefit, and annuity payments during the income phase, on a fixed and/or variable basis.

The Prospectus and the Contract.  This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule and application of a market value adjustment, if applicable;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call our Annuity Service Center at the number shown on page 1 of this prospectus.

Principal Protection Benefit.  The Principal Protection Benefit is a way to guarantee that, at a given time in the future, a certain amount of your contract value will equal no less than a specified amount we call the Principal Protection Benefit value. This may be beneficial if there is a downward movement in the stock market that causes the protected amount of your contract value to decline to an amount less than the Principal Protection Benefit value. See “Principal Protection Benefit.”

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “Income Phase.”

Contacting the Company/Overview

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, a contingent deferred sales charge, and any applicable market value adjustment may apply to any withdrawal you request. Additionally, withdrawals will result in an adjustment to the Principal Protection Benefit value unless the withdrawal is effective on the benefit period expiration date. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge,” “Appendix A – Market Value Adjustment,” “Principal Protection Benefit” and “Taxation.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Death benefits during the income phase depend upon the annuity option elected. See “Death Benefit.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxation.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

Definition of Age.  When we use the term “age” in the prospectus, except when discussed in regards to specific tax provisions, we define age as a person’s age on his/her birthday nearest the date for which the age is being determined. For example, age 80 is the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. Based on the contract’s definition, you attain age 80 at calendar age 79 years, 6 months and 1 day.

Free Look/Right to Cancel the Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 days after receiving it. However, this time period may vary by state. See “Right to Cancel the Contract.”

Contract Year.  We measure a contract year from the anniversary of the date we issued your contract.

Overview

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I. The first table describes the fees and expenses you will pay at the time you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

	Current	Maximum
Transfer Fee
During the Income Phase	$0	During the income phase 12 free transfers per calendar year, thereafter, $20 per transfer.

	Current	Maximum
Contingent Deferred Sales Charge
(as a percentage of amount withdrawn or applied to an annuity option)	8%[1]	8%[1]

[1] Contingent Deferred Sales Charge (CDSC) Schedules

The CDSC schedule varies by benefit period. We do not assess a CDSC once you have completed your initial benefit period.

CDSC Schedule for a Five Year Benefit Period
Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6 and later

Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	0%

CDSC Schedule for a Seven Year Benefit Period
Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8 and later

Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	4%	3%	0%

CDSC Schedule for a Ten Year Benefit Period
Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6	7	8	9	10 and later

Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

The CDSC schedule varies for contracts issued in New York.

Table of Fees and Expenses

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40[1]	$60[1]

Separate Account Annual Expenses
(as a percentage of average account value in the separate account)

Current
Elected Benefit Period	Five Year Benefit Period	Seven Year Benefit Period	Ten Year Benefit Period	No Election of a Benefit Period*
Mortality and Expense Risk Charge	1.55%	1.45%	1.20%	1.20%
Administrative Charge	0.15%	0.15%	0.15%	0.15%

Total Separate Account Annual Expenses	1.70%	1.60%	1.35%	1.35%

Maximum
Elected Benefit Period	Five Year Benefit Period	Seven Year Benefit Period	Ten Year Benefit Period	No Election of a Benefit Period*
Mortality and Expense Risk Charge	3.20%	3.10%	2.85%	2.85%
Administrative Charge	0.25%	0.25%	0.25%	0.25%

Total Separate Account Annual Expenses	3.45%	3.35%	3.10%	3.10%

* This charge is only applicable if all of your contract value is allocated to the MML Money Market sub-account because you did not elect a benefit period. No Principal Protection Benefit is provided in this case. When we issue your contract, you must elect a benefit period.

1 Currently waived if contract value is $100,000 or greater when we are to assess the charge.

Table of Fees and Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests.

The following table provides information about the total annual fund operating expenses of the funds. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Annual Fund Operating Expenses
MML Equity Index Fund (Class I)	0.10%	0.38%	—	0.48%[1]
MML Money Market Fund	0.49%	0.05%	—	0.54%[2]

1. MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. If this table had reflected these waivers, the Total Net Operating Expenses would have been 0.45%.

2. MassMutual has agreed to bear expenses of the fund (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset values of the fund through April 30, 2007. Such agreements cannot be terminated unilaterally by MassMutual. We did not reimburse any expenses of the MML Money Market Fund in 2005.

(See the fund prospectuses for more information.)

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

In most states, a market value adjustment is applied when a withdrawal is taken outside of a window period. These examples do not reflect the application of a market value adjustment.

Examples Using Maximum Expenses

These examples assume all of your purchase payment is allocated to the MML Equity Index sub-account. They do not reflect the fact that a portion of your purchase payment will be allocated to the fixed account.

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently, the income phase is not available until 13 months after you purchase your contract.

Both Example I and Example II assume:

•	that you invest $25,000 in the contract for the time periods indicated,
•	that your contract value is allocated to the MML Equity Index sub-account and earns a 5% return each year,
•	that you participate in two consecutive 5 year benefit periods starting when we issue your contract,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply.

Table of Fees and Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
MML Equity Index Fund (Class I)	$2,841	$4,715	$6,384	$10,652	$1,022	$3,095	$5,205	$10,652

Examples Using Current Expenses

These examples assume all of your purchase payment is allocated to the MML Equity Index sub-account. They do not reflect the fact that a portion of your purchase payment will be allocated to the fixed account.

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently, the income phase is not available until 13 months after you purchase your contract.

Both Example I and Example II assume:

•	that you invest $25,000 in the contract for the time periods indicated,
•	that your contract value is allocated to the MML Equity Index sub-account and earns a 5% return each year,
•	that you elect a 10 year benefit period when we issue your contract, and
•	that the current fees and expenses in the Table of Fees and Expenses apply.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
MML Equity Index Fund (Class I)	$2,482	$3,645	$4,599	$7,081	$633	$1,946	$3,325	$7,081

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of .040%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of .060%. These charges are based on an anticipated average contract value of $99,400. The examples do not reflect any premium taxes. However, premium taxes may apply. Additionally, the examples do not reflect a market value adjustment which may apply to withdrawals made outside of a window period.

The examples should not be considered a representation of past or future expenses.

Table of Fees and Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Contract Roles

Owner

In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time of contract issue. The owner can be an individual or a non-natural person. (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 80 as of the date we propose to issue the contract. As the owner of the contract, you exercise all rights under the contract. On and after the annuity date, you continue as the owner. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. Changing the owner may result in tax consequences.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 80 as of the date we propose to issue the contract. If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. If there are joint owners, we require both signatures for all transactions, unless otherwise stated in this prospectus.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of contract issue. We will not issue a contract to you if the proposed annuitant has passed age 80 as of the date we propose to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of contract issue. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. A surviving spouse who is the sole primary beneficiary under the contract may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election, as just described, within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

The Company/Contract Roles

Purchasing the Contract

Your purchase payment is due when we issue your contract. You may not make additional purchase payments to your contract.

The minimum amount we accept for your purchase payment is $25,000.

The maximum amount we will accept without our prior approval is based on your age when we issue the contract. The maximum amount is:

•	$1,500,000 up to and including age 75; or

•	$500,000 for contract owners age 76 or older and for non-natural owners.

You may submit your purchase payment, along with your completed application, by giving them to your registered representative. The registered representative will review these items and forward them to the Home Office:

First Class Mail

MassMutual Financial Group

Annuity Service Center Hub

P.O. Box 9067

Springfield, MA 01102-9067

Overnight Mail

MassMutual Financial Group

ASC Hub – L058

1295 State St.

Springfield, MA 01111

Wire Transfer

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payment.  You must elect a benefit period when we issue your contract. We will then determine how your purchase payment will be allocated between the MML Equity Index sub-account and the fixed account based upon the benefit period elected. We currently offer a 5 year, 7 year or 10 year benefit period. You may not allocate your purchase payment to the MML Money Market sub-account because it is only available upon expiration of a benefit period.

Applying the Purchase Payment.  Once we receive your purchase payment of at least $25,000 and the necessary information at our Annuity Service Center, we will issue your contract and apply your purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either refund your money or obtain your permission to keep it until we receive all of the necessary information.

All transfers/rollovers we receive, in good order, within 60 calendar days from the date your application and all necessary paperwork are received in good order at our Annuity Service Center, will be considered part of a single purchase payment.

•	If you meet the minimum purchase payment requirements on any business day within the 60 days, we will issue your contract and apply your purchase payment per our rules stated in this section. Any portion of your purchase payment received by us before we issue your contract, that is less than the $25,000, will not be credited any interest, nor will it receive stock market performance.

•	After we issue your contract, any other transfers/rollovers received within 60 calendar days from the date the completed application and all necessary paperwork was received in good order, will be applied to your contract effective on the business day it is received by us. Transfer/rollovers received after the date we issue your contract will not extend the benefit period expiration date.

If the minimum purchase payment amount is not satisfied within 60 calendar days from the date your paperwork is received in good order, your purchase payment will be returned and we will not issue you a contract.

Purchasing the Contract

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•	if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•	if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•	if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•	if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•	if you are purchasing this contract with the intention to make frequent fund transfers. If

Replacement of Life Insurance or Annuities/Suitability

you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Right to Cancel the Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge or any applicable market value adjustment. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return your purchase payments less any withdrawals you took.

Right to Cancel the Contract

Principal Protection Benefit

Overview.  The Principal Protection Benefit is a way to guarantee that, at a given time in the future, a certain amount of your contract value will equal no less than a specified amount we call the Principal Protection Benefit value. This may be beneficial if there is a downward movement in the stock market that causes the protected amount of your contract value to decline to an amount less than the Principal Protection Benefit value.

Getting Started.  At the time we issue your contract, you must elect one of three available benefit periods. We determine the Principal Protection Benefit percentage, the Separate Account Protection Benefit percentage, and how your purchase payment is allocated among the eligible investment choices.

This Table Describes What We Offer When You Purchase the Contract:

Current Benefit Periods	Principal Protection Benefit Percentage of Initial Purchase Payment (adjusted for withdrawals)	Separate Account Protection Benefit Percentage	Allocation Among Investment Choices
5 Year	100%	50%	We will allocate your purchase payment between the fixed account and the MML Equity Index sub-account.
7 Year	100%	70%
10 Year	110%	100%

Following your first benefit period, we may offer the same or different benefit periods, Principal Protection Benefit percentages, Separate Account Protection Benefit percentages, and investment choices.

Allocations to Investment Choices.  When you elect your initial benefit period, we determine how much of your purchase payment will be allocated to the fixed account and how much will be allocated to the MML Equity Index sub-account. We base the allocation on the following:

1.	the Principal Protection Benefit percentage;

2.	the fixed account guaranteed interest rate for your elected benefit period or, if applicable in your state, the declared interest rate, and the minimum guaranteed interest rate;

3.	the Separate Account Protection Benefit percentage; and

4.	the length of your elected benefit period.

The higher the credited interest rate and the longer your elected benefit period, the greater will be the allocation to the MML Equity Index sub-account. Generally, allocation to the MML Equity Index sub-account will be less if your contract is issued in a state where we offer a fixed account with a declared interest rate. We will never allocate less than 10% of your purchase payment to the MML Equity Index sub-account. We will never allocate all of your purchase payment to the fixed account.

If you elect a renewal benefit period, you will choose to apply a portion or all of your contract value to that renewal benefit period. We will determine the allocation of that contract value as just described for your initial benefit period.

The Separate Account Protection Benefit Percentage.  The Separate Account Protection Benefit percentage guarantees the level of your contract value in the MML Equity Index sub-account as of the end of the benefit period. For example, if, at the beginning of the benefit period the value in the MML Equity Index sub-account is $100,000 and the Separate Account Protection Benefit percentage is 70%, then we guarantee that you will have at least $70,000 in the sub-account at the end of the benefit period, assuming that you do not make any withdrawals. Any withdrawals result in an adjustment for withdrawals as described in “Withdrawals”. The Separate Account Protection Benefit percentage is a component of, and not in addition to, the Principal Protection Benefit percentage.

Investment Choices Eligible for the Principal Protection Benefit.  Currently, only contract value allocated to the MML Equity Index sub-account and the fixed account will be eligible for the

Principal Protection Benefit

Principal Protection Benefit. When you elect a benefit period, your purchase payment or current contract value will be allocated by us to the MML Equity Index sub-account and the fixed account. During each window period you can request transfers of contract value among investment choices, including the MML Money Market sub-account, subject to our limits in place at that time. The MML Money Market sub-account is not eligible for the Principal Protection Benefit.

Benefit Period.  You elect the benefit period from those we make available. You may only participate in one benefit period at a time. Your initial benefit period begins on the date we issue your contract and ends on the last day of your benefit period (your benefit period expiration date). You may elect subsequent benefit periods, subject to availability.

The mortality and expense risk charge assessed against contract value in the MML Equity Index sub-account varies by benefit period. Additionally, the commission portion of the amount of compensation paid to broker-dealers, whose registered representatives sell this contract, varies by benefit period. The commission paid is the same whether you elect the 7 year or 10 year benefit period; however, the commission paid to the broker-dealer if you elect the 7 year or 10 year benefit period may be greater than the commission paid if you elect the 5 year benefit period.

Benefit Period Expiration Date.  Your benefit period expiration date is the last day of your benefit period. The benefit period expiration date is the date on which we calculate the Principal Protection Benefit value. If your benefit period expiration date is a non-business day, we will conduct any applicable transactions or calculations on the first business day following your benefit period expiration date.

Window Period.  The window period is the last 30 calendar days of a benefit period. During the window period you can request a withdrawal or request to apply all or a portion of your contract value to an annuity option and we will not deduct any contingent deferred sales charge or assess any applicable market value adjustment. Unless you request otherwise, your requests for withdrawals or requests to apply all or a portion of your contract value to an annuity option will not be processed until your benefit period expiration date. Additionally, during the window period you may request to make a transfer among the available investment choices and the transfer will be effective on your benefit period expiration date.

Calculation of the Principal Protection Benefit Value.  We will calculate your Principal Protection Benefit value on your benefit period expiration date as described below.

Initial Benefit Period Expiration Date:

The amount will be the greater of:

1)	your current contract value; or

2)	the Principal Protection Benefit percentage of your purchase payment, adjusted for withdrawals.

Subsequent Benefit Period Expiration Date:

The amount will be the greater of:

1)	your current contract value participating in the benefit period; or

2)	the Principal Protection Benefit percentage of your contract value participating in the benefit period at the start of the current benefit period, adjusted for withdrawals.

On your benefit period expiration date, if your Principal Protection Benefit value is greater than your current contract value, participating in the benefit period, we will allocate the difference to your contract value in the MML Equity Index sub-account.

Adjustment for Withdrawals.  When we calculate the Principal Protection Benefit value, we make an adjustment for prior withdrawals. The adjustment is equal to:

1)	the amount being withdrawn from your contract value that is participating in the Principal Protection Benefit; divided by

2)	your contract value participating in the Principal Protection Benefit immediately prior to the withdrawal; multiplied by

3)	the value of the Principal Protection Benefit percentage of your contract value participating in the benefit period at the start of the current benefit period, adjusted for prior withdrawals.

If you apply part of your contract value to an annuity option, we consider that a withdrawal for purposes of this calculation.

Principal Protection Benefit

Electing a Renewal Benefit Period.  Prior to the window period, we will notify you of your renewal options by written notice. If you want to elect a renewal option, you must send us your written request in good order up to three business days before your benefit period expiration date.

You will be able to elect one of the available benefit periods and one of the following:

1.	the renewal Principal Protection Benefit percentage, subject to our limits in place at that time, and we will determine the renewal allocations to the fixed account and the MML Equity Index sub-account; or

2.	the renewal allocations to the fixed account and the MML Equity Index sub-account, subject to our limits in place at that time, and we will determine the renewal Principal Protection Benefit percentage.

If You Do Not Make an Election.  During your window period, if you do not elect otherwise by written request up to three business days before your benefit period expiration date, a renewal benefit period will begin on the first business day after your benefit period expiration date. That benefit period will be for the same number of years as the period just ended. If we are not then offering a benefit period for the same duration as the one just ended, the renewal period will be the next shorter benefit period. In the event that no shorter benefit period is available, the renewal period will be the shortest benefit period then available.

Electing Not to Participate in a Renewal Benefit Period.  During the window period, if you elect not to participate in a subsequent benefit period, you must send us your written request in good order up to three business days before your benefit period expiration date. You must elect one of the following:

1.	to apply your full contract value to an annuity option; or

2.	to make a full withdrawal of your contract value; or

3.	to transfer your contract value participating in the benefit period into the MML Money Market sub-account. The MML Money Market sub-account does not participate in the Principal Protection Benefit.

General Restrictions.  A benefit period cannot extend beyond maturity, which is generally your 100th birthday, or other age as determined by state law. If the available benefit periods extend beyond maturity, you may either make a full withdrawal of your contract value, apply your full contract value to an annuity option or transfer your contract value into the MML Money Market sub-account. If you do not notify us of your election up to three business days before your benefit period expiration date, we will transfer your contract value into the MML Money Market sub-account.

Important Considerations

At the end of your benefit period, if your contract value participating in the benefit period, is more than the Principal Protection Benefit percentage of your initial amount allocated to the benefit period (adjusted for withdrawals), then the Principal Protection Benefit value will not increase your contract value.

Except during the window period, withdrawals of contract value participating in the benefit period may be subject to a market value adjustment, if applicable, and, during an initial benefit period, a contingent deferred sales charge. Additionally, withdrawals will result in an adjustment to the Principal Protection Benefit value unless the withdrawal is effective on the benefit period expiration date. See “Withdrawals” for an explanation of this adjustment.

Contract value allocated to the MML Money Market sub-account is not eligible for the Principal Protection Benefit. Effective on the benefit period expiration date, you may transfer contract value to the MML Money Market sub-account.

We calculate and apply the Principal Protection Benefit on the benefit period expiration date. If you make a full withdrawal, or apply your full contract value to an annuity option, or if there is payment of a death benefit prior to the benefit period expiration date, we will not apply the Principal Protection Benefit to your contract. Your contract value, which may be more or less than your purchase payment, will be used to satisfy these requests.

Since a portion of your purchase payment will be applied to the fixed account, only that portion of the purchase payment applied to the MML Equity Index sub-account will participate in the stock market.

Principal Protection Benefit

Investment Choices

Overview.  When we issue your contract, your investment choices consist of different benefit periods. Before we issue your contract, you must elect a benefit period. Election of a benefit period results in the investment of your purchase payment in the fixed account and the MML Equity Index sub-account. Upon expiration of your benefit period, the MML Money Market sub-account becomes available as an additional investment choice and you may elect to allocate all or a portion of your contract value to the MML Money Market sub-account. No Principal Protection Benefit is provided for contract value allocated to the MML Money Market sub-account.

The Funds

The contract offers the following funds. We may add or delete funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index.[1]
MML Series Investment Fund II
MML Money Market Fund	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance. The fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days.
1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Your registered representative will deliver the current fund prospectuses to you when you receive this product prospectus. Each year while you own the contract we will mail you the current fund prospectuses or you may sign up for e-Documents and receive them electronically (see “Electronic Document Delivery Credit”). You may also contact the Annuity Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account) as a separate account under Massachusetts law on July 9, 1997. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Investment Choices

The Fixed Account

Purchase payments allocated to the fixed account and transfers to the fixed account become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed account or the general account. Disclosures regarding the fixed account or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Currently, when we issue your contract we will allocate a portion of your purchase payment to the fixed account. We determine the percentage allocated to the fixed account based upon the benefit period you elect. While you own the contract, subject to certain restrictions, you may periodically transfer contract value in or out of the fixed account.

Guaranteed Interest Rate.  In most states, we specify a guaranteed interest rate for the contract value allocated to the fixed account during a benefit period. We will tell you what the guaranteed interest rate is for your current benefit period and we will not change the rate during that benefit period. We will periodically set the guaranteed interest rate available for renewal benefit periods. The guaranteed interest rate will not be less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the minimum guaranteed interest rate for newly issued contracts, subject to applicable state law.

Renewal Guaranteed Interest Rates.  Before the expiration of your current benefit period, we will send you a notice of the renewal guaranteed interest rate for each available benefit period. The renewal guaranteed interest rate will not be less than the minimum allowed by state law at the time we issue your contract.

Declared Interest Rate.  In some states, we do not offer a guaranteed interest rate, instead we offer a declared interest rate. We set this rate periodically and it will never be less than the minimum allowed by state law at the time we issue your contract. We do not guarantee the declared interest rate for the duration of any benefit period. Additionally, we reserve the right to change the minimum guaranteed interest rate for newly issued contracts, subject to applicable state law. Contracts issued with a declared interest rate are never subject to a market value adjustment.

Investment Choices

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account. Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase we call the unit an annuity unit.

Separate Account Value.  On the day we issue your contract, your separate account value is equal to your purchase payment allocated to the separate account. On any day after we issue your contract, your separate account value is equal to:

•	the previous business day’s separate account value;

•	plus the investment experience of the separate account since the previous business day (see “Accumulation Units” below);

•	plus any amounts transferred into the separate account since the previous business day;

•	minus any amounts transferred out of or withdrawn from the separate account since the previous business day;

•	minus any applicable insurance charges (see “Expenses”);

•	plus any applicable Principal Protection Benefit adjustment since the previous business day;

•	plus the application of any credit as described under “Electronic Document Delivery Credit”;

•	plus the application of any credit based on contract value allocated to the MML Money Market sub-account.

Fixed Account Value.  On the day we issue your contract, your fixed account value is equal to your purchase payment allocated to the fixed account. On any day after we issue your contract, your fixed account value is equal to (a) multiplied by (b), the result reduced by (c), and increased by (d), where:

(a)	is the previous business day’s fixed account value; and

(b)	is the sum of one (1) plus the daily interest rate equivalent of the guaranteed interest rate (or declared interest rate, if applicable);

(c)	is any fixed account value reduction made since the last business day due to a transfer, withdrawal or if you applied any contract value to an annuity option; and

(d)	is any transfer to the fixed account.

Accumulation Units.  Your value in the separate account will vary depending on the investment experience of the separate account. That investment experience reflects the performance of the funds to which your contract value is allocated. In order to reflect that investment performance in your separate account value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Each sub-account invests in a different underlying fund. Changes in the accumulation unit value reflect the investment performance of the underlying fund as well as deductions for insurance and other charges. The value of an accumulation unit may go up or down from business day to business day.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract the accumulation units representing the withdrawal amount. We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value. The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

Contract Value

Transfers

Overview

Subject to the restrictions described in this section, you may make transfers during the accumulation phase and during the income phase. We have the right to terminate, suspend or modify the transfer provisions in this prospectus.

Minimum Transfer Amount.  During the accumulation phase, a transfer must be for a minimum amount of $100 or the full amount of contract value allocated to the investment choice from which you are requesting the transfer.

Transfers During the Accumulation Phase.  You may transfer contract value periodically during the accumulation phase subject to certain restrictions.

Benefit Period Elected

If you are participating in a benefit period, you may request a transfer of contract value to any of the investment choices during the window period and it will be effective on the benefit period expiration date. If that date is a non-business day, the transfer will be effective on the first business day following the benefit period expiration date.

No Benefit Period Elected

If you do not elect to participate in a benefit period, you must transfer your contract value to the MML Money Market sub-account. Contract value allocated to the MML Money Market sub-account is not eligible for the Principal Protection Benefit. If you want to transfer contract value into the MML Equity Index sub-account or the fixed account, you must first elect a renewal benefit period, as these two investment choices are only available when a benefit period is elected.

Transfers During the Income Phase.  During the income phase, you may make 12 free transfers per contract year. If you make more than 12 transfers per contract year, we will deduct a transfer fee of $20. You may make one transfer each year from the general account to the sub-accounts. You may not make a transfer into the general account from the sub-accounts.

Transfers between sub-accounts will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the value of the payments being transferred from that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds.

Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques

Transfers

to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance. In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices. If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium.

Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the contract value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers

Withdrawals

Overview

During the accumulation phase you may make a total or partial withdrawal of your contract withdrawal value on any business day. If you make a total withdrawal, all of your rights and interests in the contract will be terminated.

Income taxes, tax penalties, a contingent deferred sales charge, any applicable market value adjustment deduction and certain restrictions may apply to any withdrawal you request. See “Taxation,” “Expenses – Contingent Deferred Sales Charge,” and “Appendix A – Market Value Adjustment” for details.

Contract Withdrawal Value.  We determine your contract withdrawal value as follows:

a)	your contract value as of the end of the business day when we implement your written request for a withdrawal;

b)	minus any applicable premium taxes not previously deducted;

c)	minus any applicable contingent deferred sales charge;

d)	minus any contract maintenance charge; and

e)	plus or minus any market value adjustment.

We will deduct your withdrawal proportionately from the separate account and the fixed account.

Withdrawal Amounts.  If you make a partial withdrawal you must withdraw at least $100. We reserve the right, upon 30 days advance notice, to increase this amount up to $250. After your partial withdrawal, at least $10,000 must remain in your contract, unless the withdrawal is a required minimum distribution.

Frequency of Withdrawals.  You may make up to twelve partial withdrawals each contract year. We reserve the right to limit that number.

Withdrawal Effective Date.  We will only process your withdrawal request if we receive at our Annuity Service Center our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” Unless you request otherwise, your withdrawal request will be effective on your benefit period expiration date. We will pay any withdrawal within seven calendar days after the withdrawal effective date.

Charges and Adjustments for Withdrawals

Benefit Period Elected

Withdrawals outside of a window period.  While you are participating in a benefit period, if you make a withdrawal outside of the window period, your withdrawal will be subject to a contingent deferred sales charge (only during the initial benefit period) and any applicable market value adjustment. Your Principal Protection Benefit will also be adjusted.

Withdrawals during the window period.  While you are participating in a benefit period, if you make a withdrawal during the window period, your withdrawal will not be subject to a contingent deferred sales charge or any applicable market value adjustment. Your Principal Protection Benefit will be adjusted unless your withdrawal is effective on the benefit period expiration date.

No Benefit Period Elected

If you make a withdrawal while your entire contract value is invested in the MML Money Market sub-account, your withdrawal will not be subject to a contingent deferred sales charge or any applicable market value adjustment.

Principal Protection Benefit Adjustments

Your Principal Protection Benefit will be reduced by the same ratio of any partial withdrawal you make prior to the end of your benefit period. For example, assume your full contract value is participating in the benefit period and assume $100,000 is the principal amount that is protected. Your current contract value is $120,000 and you withdraw 10% ($12,000), leaving a contract value of $108,000. Your $100,000 Principal Protection Benefit is reduced by the same ratio, 10% ($10,000) to $90,000.

If you make a full withdrawal on any day prior to the end of your benefit period, the Principal Protection Benefit will not be applied to your contract. You will receive the contract withdrawal value described above under “Withdrawals –Contract Withdrawal Value”. This amount may be more or less than your original purchase payment.

Withdrawals

Expenses

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. There are two types of insurance charges: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge.  This charge varies based on which benefit period you elect. The charge is currently equal, on an annual basis, to the following percentages of the daily value of the assets invested in the MML Equity Index sub-account, after fund expenses are deducted:

Five Year Benefit Period	Seven Year Benefit Period	Ten Year Benefit Period	No Election of a Benefit Period *
1.55%	1.45%	1.20%	1.20%

We may increase this charge, but it will never exceed the following:

Five Year Benefit Period	Seven Year Benefit Period	Ten Year Benefit Period	No Election of a Benefit Period *
3.20%	3.10%	2.85%	2.85%

* This charge is only applicable if all of your contract value is allocated to the MML Money Market sub-account because you are not participating in a benefit period. No Principal Protection Benefit is provided in this case.

This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract including our provision of the Principal Protection Benefit and special withdrawal features.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

If you have a portion or all of your contract value allocated to the MML Money Market sub-account for a duration of an entire contract year, we will apply a credit to your contract. Currently, the credit is equal to 0.35%, on an annual basis, of the assets invested in the MML Money Market sub-account as of the last business day of the contract year. This credit will never be less than 0.10%, on an annual basis, of the average daily value of the assets invested in the MML Money Market sub-account. If a credit is due, on the last day of your contract year we will increase your contract value in the MML Money Market sub-account by the amount of the credit. If the last day is a non-business day, we will increase your contract value on the first business day following the end of your contract year.

We pay this credit amount out of the revenues we receive for selling the contracts that are eligible for the credit. We provide this credit amount in lieu of reducing expenses directly.

Administrative Charge.  This charge is equal to 0.15%, on an annual basis, of the average daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account.

Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Expenses

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract value in the separate account as an annual contract maintenance charge. The actual amount we deduct may vary by state. We may increase this charge, but it will not exceed $60. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from your contract value invested in the funds. If your contract value is $100,000 or greater on the date we assess this charge, we will waive the charge.

If you make a total withdrawal from your contract we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary, the anniversary of the date we issued your contract, we will deduct a pro rata portion of the charge. During the income phase, we will deduct this charge pro rata from each payment.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive your purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount and the amount you apply to certain annuity options. We use this charge to cover certain expenses relating to the sale of the contract. For partial withdrawals, we deduct the charge proportionately from your contract value in the sub-accounts and the fixed account. The amount of the charge depends on the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option.

The Contingent Deferred Sales Charge (CDSC) schedule varies by benefit period and is only applicable for your initial benefit period. The CDSC varies for contracts issued in New York. The charge is assessed as follows:

CDSC Schedule for a Five Year Benefit Period
Contract year when withdrawal is made or when contract value is applied to an annuity option*	1	2	3	4	5	6 and later
Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	0%

CDSC Schedule for a Seven Year Benefit Period
Contract year when withdrawal is made or when contract value is applied to an annuity option*	1	2	3	4	5	6	7	8 and later
Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	4%	3%	0%

CDSC Schedule for a Ten Year Benefit Period
Contract year when withdrawal is made or when contract value is applied to an annuity option*	1	2	3	4	5	6	7	8	9	10 and later
Percentage of amount withdrawn or applied to an annuity option	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

*	See “Contingent Deferred Sales Charge—Contingent Deferred Sales Charge Waivers,” for detail regarding waivers of this charge.

Expenses

Contingent Deferred Sales Charge Waivers.  In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon payment of the death benefit.

•	Upon payment of a minimum required distribution, attributable to this contract, that exceeds the free withdrawal amount.

•	When you apply all or part of your contract value to an annuity option (unless you elect a period certain only annuity option and the period certain is fewer than 10 years and the charge is permitted by state law).

•	If contract value has been applied to an annuity option providing guaranteed payments and upon the annuitant’s death there are remaining guaranteed payments withdrawn by the beneficiary.

•	If you redeem “excess contributions” from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities. We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or our Annuity Service Center.

•	Subject to state availability, we are currently waiving the contingent deferred sales charge in accordance with the nursing home withdrawal benefit, the home healthcare withdrawal benefit or the terminal illness withdrawal benefit.

•	If you are 59 1/2 or older, and you apply your entire contract value:

—	to purchase a single premium immediate life annuity issued by us or one of our affiliates; or

—	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

Free Withdrawals.  During your first contract year, you may withdraw up to 10% of your purchase payment reduced by any free withdrawal amount(s) previously taken during such contract year without being subject to a contingent deferred sales charge. Beginning in your second contract year, you may withdraw up to 10% of your contract value determined as of the last business day of the previous contract year, reduced by any free withdrawal amount(s) previously taken during the current contract year.

Home Health Care – Withdrawal Benefit.  Upon written request, you (or one of the joint contract owners), may elect a Home Health Care – Withdrawal Benefit during the accumulation phase. No contingent deferred sales charge will be deducted and no negative market value adjustment, if applicable, will be assessed for any withdrawal made, subject to all of the following conditions:

1.	More than one contract year has elapsed since the issue date of your contract.

2.	You must not have been using home health care within two years prior to the issue date of your contract.

3.	You must have been under home health care supervision for at least 90 consecutive days, and continue to be under such supervision.

4.	The care must be prescribed by a state licensed medical practitioner performing within the scope of his/her license and be medically necessary. The state licensed medical practitioner must not be you, or your parent, spouse or child.

We will require documentation that the care is prescribed as described above. This documentation will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license.

5.	You must be unable to perform 2 of the 6 following Activities of Daily Living (ADLs):

•	Bathing: washing oneself by sponge bath; or in either tub or shower, including the task of getting into or out of the tub or shower.

Expenses

•	Continence: the ability to maintain control of bowel and bladder function; or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for a catheter or colostomy bag).

•	Dressing: putting on and taking off all items of clothing and any necessary braces, fasteners, or artificial limbs.

•	Eating: feeding oneself by getting food into the body from a receptacle (such as a plate, cup, or table) or by a feeding tube or intravenously.

•	Toileting: getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

•	Transferring: moving into or out of a bed, chair, or wheelchair.

We will require medical documentation that you are unable to perform 2 of the 6 ADLs as described above. This documentation will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you, or your parent, spouse or child.

6.	Upon termination of home health care, a new 90-day home health care requirement, as described in 3 above, is established in order to obtain the Home Health Care – Withdrawal Benefit. You must have been under home health care supervision for at least 90 consecutive days following prior termination of home health care, and continue to be under such supervision.

7.	Any partial withdrawal request made in accordance with this benefit is subject to the minimum partial withdrawal amount and the minimum required contract value after a partial withdrawal amount. See “Withdrawals – Withdrawal Amounts.”

8.	For purposes of determining eligibility for this benefit, if your contract is owned by a non-natural person, then “you” shall mean the annuitant.

The coverage provided by this benefit is not intended or designed to eliminate any need for a long-term care policy or a nursing home insurance policy.

Nursing Home –  Withdrawal Benefit.  Upon written request, you (or one of the joint contract owners) may elect a Nursing Home – Withdrawal Benefit during the accumulation phase. No contingent deferred sales charge will be deducted and no negative market value adjustment, if applicable, will be assessed for any withdrawal made, after your admission to a licensed nursing care facility, subject to all of the following conditions:

1.	More than one contract year has elapsed since we issued your contract.

2.	You were not confined in a licensed nursing care facility within two years prior to the issue date of your contract. A licensed nursing care facility is an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

3.	Each withdrawal request is made while you are presently confined in that facility for a consecutive period of not less than 90 days.

4.	The confinement must be prescribed by a state licensed medical practitioner performing within the scope of his/her license and be medically necessary. The state licensed medical practitioner must not be you, or your parent, spouse or child.

5.	Each withdrawal is accompanied by medical documentation satisfactory to us that you still reside in the licensed nursing care facility.

6.	Upon termination of confinement in a licensed nursing care facility, a new 90-day requirement, as described in 3 above, is established in order to obtain the Nursing Home – Withdrawal Benefit. You must have been under nursing home care confinement for at least 90 consecutive days following prior termination of nursing home care, and continue to be under such confinement.

7.	Any partial withdrawal request made in accordance with this benefit is subject to the minimum partial withdrawal amount and the minimum required contract value after a partial withdrawal amount. See “Withdrawals – Withdrawal Amounts.”

8.	For purposes of determining eligibility for this benefit, if your contract is owned by a non-natural person, then “you” shall mean annuitant.

Expenses

The coverage provided by this benefit is not intended or designed to eliminate any need for a long-term care policy or a nursing home insurance policy.

Terminal Illness – Withdrawal Benefit.  Upon written request, you (or one of the joint contract owners) may elect a Terminal Illness –  Withdrawal Benefit during the accumulation phase. No contingent deferred sales charge will be deducted and no negative market value adjustment, if applicable, will be assessed for any withdrawal of contract value made after you have been diagnosed with a terminal illness, subject to all of the following conditions:

1.	This benefit is only applicable if you were first diagnosed with a terminal illness after more than one contract year has elapsed since we issued your contract.

2.	We will require medical documentation that you are terminally ill and not expected to live more than 12 months. This documentation will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you, your parent, spouse or child.

3.	Any partial withdrawal request made in accordance with this benefit is subject to the minimum partial withdrawal amount and the minimum required contract value after a partial withdrawal amount. See “Withdrawals – Withdrawal Amounts.”

4.	For purposes of determining eligibility for this benefit, if your contract is owned by a non-natural person, then “you” shall mean Annuitant.

Premium and Other Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Transfer Fee

Currently, we restrict the number of transfers you can make per contract year and we do not charge you for any of those transfers. We reserve the right to deduct a transfer fee of $20 per transfer should you exceed more than 12 transfers per contract year during the income phase. We will deduct any transfer fee from the next annuity payment. We consider all transfers made on one day as one transfer for the purpose of assessing this fee.

Fund Expenses

The separate account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value to one of the annuity options described in this section and receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option at least thirty days before your annuity date, we will assume that you elected life income with 10 years of payments guaranteed. Unless you specify otherwise, we 1) will apply amounts in the separate account to provide variable payments and the amount in the fixed account to provide fixed payments; 2) schedule monthly annuity payments; and 3) assume the payee is the annuitant. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option 6. We may require proof of age and sex before annuity payments begin. If the amount to

Expenses/The Income Phase

be applied to an annuity option is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments.

Applying Part of Your Contract Value to an Annuity Option.  If you elect to apply part of your contract value to an annuity option, we will treat the amount applied as a withdrawal, except for tax purposes. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000. We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

Prior to applying a portion of your contract value to an annuity option, you should consult a tax adviser and discuss the tax implications associated with such a transaction. While we will tax report the payments you receive through this transaction as annuity payments, there is uncertainty as to how the Internal Revenue Service would treat this transaction and the resulting annuity payments. Adverse tax consequences could apply.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. This date must be at least 13 months after you purchase your contract and it must be a date on or before the 28th day of the month. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us written notice within 30 days prior to the current annuity date. Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant or oldest joint annuitant;

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or

(3)	The latest date permitted under state law.

As of the latest permitted annuity date, you must either apply your full contract value to an annuity option or make a full withdrawal.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you may elect the general account, to receive fixed annuity payments, and/or the currently available sub-accounts if you want to receive variable annuity payments. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the sub-accounts will be applied to a variable payout and any amounts in the fixed account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	your contract value on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the deduction of a contingent deferred sales charge (may be deducted under Annuity Option 6 only);

•	the deduction of the annual contract maintenance charge, if applicable; and

•	the deduction of premium taxes, if applicable.

If the single premium immediate annuity rates we offer on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

The Income Phase

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend upon the following:

•	your contract value on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the deduction of the annual contract maintenance charge, if applicable; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charges applied as part of the calculation of the annuity unit value will be the insurance charges assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Withdrawal Option/Switch Annuity Option.  If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under the annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Contingent Deferred Sales Charge.  In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to a period certain only annuity option and the period certain is fewer than 10 years. If it is permitted in your state, but we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a commuted lump sum payment or a commuted value to apply to another annuity option.

Annuity Payments After Death.  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments. We will not deduct a contingent deferred sales charge.

Annuity Options.  The available annuity options are listed below. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under period certain annuity options.

Annuity Option 1 – Life Income

Periodic payments will be made as long as the annuitant lives.

Annuity Option 2 – Life Income with Period Certain

Periodic payments will be made for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be five, ten or twenty years. One year after the first annuity payment has commenced, you may request in writing that we commute a portion of the present value of the remaining guaranteed annuity payments and pay the amount in a lump sum. We may assess any applicable contingent deferred sales charge from the resulting commuted value prior to payment of the lump sum. The remaining period certain annuity payment after a partial commutation must be at least $100.

The Income Phase

Annuity Option 3 – Joint and Last Survivor Annuity

Periodic payments will be made during the joint lifetime of two annuitants continuing in the same amount during the lifetime of the surviving annuitant.

Annuity Option 4 – Joint and  2/3 Survivor Annuity

Periodic payments will be made during the joint lifetime of two annuitants. Payments will continue during the lifetime of the surviving annuitant and will be computed on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime.

Annuity Option 5 – Joint and Last Survivor Annuity with Period Certain

Periodic payments will be made for a guaranteed period, or during the joint lifetime of two annuitants continuing in the same amount during the lifetime of the surviving annuitant, whichever is longer. The guaranteed period may be five, ten or twenty years. One year after the first annuity payment has commenced, you may request in writing that we commute a portion of the present value of the remaining guaranteed annuity payments and pay the amount in a lump sum. We may assess any applicable contingent deferred sales charge from the resulting commuted value prior to payment of the lump sum. The remaining period certain annuity payment after a partial commutation must be at least $100.

Annuity Option 6 – Period Certain Annuity

Periodic payments will be made for a specified period. The specified period must be at least five years and cannot be more than thirty years. One year after the first annuity payment has commenced under this option, you may elect to have all or a portion of the present value of the remaining payments commuted and paid as an annuity option purchased at the date of such election or in a lump sum. We may assess any applicable contingent deferred sales charge from the resulting commuted value prior to payment of the lump sum. The remaining period certain annuity payment after a partial commutation must be at least $100.

Death Benefit

Death of Owner During the Accumulation Phase.  Upon the death of the owner or the last surviving joint owner during the accumulation phase, the death benefit will be paid to the beneficiary designated by the owner. Upon the death of a joint owner, the surviving joint owner, if any, will be treated as the primary beneficiary and we will treat as a contingent beneficiary any other beneficiary designation on record at the time of death. If the contract is owned by a non-natural person, then owner shall mean annuitant.

Death of an Annuitant During the Accumulation Phase.  During the accumulation phase, upon the death of the annuitant, who is not an owner, the owner may designate a new annuitant, subject to our underwriting rules then in effect. If no designation is made within 30 days of the death of the annuitant, the owner will become the annuitant. If the owner is a non-natural person, the death of the annuitant will be treated as the death of the owner and a new annuitant may not be designated.

Death Benefit Amount During the Accumulation Phase.  No contingent deferred sales charge will be deducted and no market value adjustment will be assessed on any death benefit. We calculate and apply the Principal Protection Benefit value on the benefit period expiration date. If there is payment of a death benefit prior to that date, we will not calculate a Principal Protection Benefit value or apply such value to your contract value.

Prior to the owner attaining age 80, the death benefit during the accumulation phase will be the greater of:

1.	Your contract value; or

2.	Your purchase payment, reduced by an adjustment for each withdrawal. The adjustment is equal to A divided by B, with the result multiplied by C, where:

A = the contract value withdrawn;

B = the contract value immediately prior to the withdrawal; and

The Income Phase/Death Benefit

C = the most recently adjusted purchase payment.

After the owner attains age 80, the death benefit during the accumulation phase will be equal to the contract value determined at the end of the business day during which we receive both due proof of death and an election of the payment method at our Annuity Service Center. If there is a downward movement in the stock market that causes your contract value to decline, it is possible that the death benefit after age 80 will be less than your total purchase payments adjusted for withdrawals.

The death benefit that is payable is determined as of the end of the business day during which we receive both due proof of death and an election of the payment method at our Annuity Service Center. If joint owners are named, the age of the oldest joint owner will be used to determine the death benefit.

Death Benefit Payout Options During the Accumulation Phase.  A beneficiary must elect the death benefit to be paid under one of the following options in the event of the death of the owner during the accumulation phase. In addition to the options below, a surviving spouse who is the sole primary beneficiary may elect to continue the contract at the then current death benefit amount in his or her own name and exercise all rights under the contract. The right to continue the contract by a surviving spouse can only be exercised once while the contract is in effect. If no election is made within 60 days of receipt of due proof of death, the surviving spouse will be considered to have continued the contract in his or her own name.

Option 1 – lump sum payment of the death benefit; or

Option 2 – payment of the entire death benefit within five years of the date of the death of the owner; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner or any joint owner.

Any portion of the death benefit not applied under Option 3 within one year of the date of the owner’s death must be distributed within five years of the date of death.

Restrictions. A beneficiary’s right to elect a death benefit payout option may have been restricted by the owner. If so, such rights or options will not be available to the beneficiary.

Lump Sum Payment. If a lump sum payment is requested, the amount will be paid within seven calendar days of receipt of due proof of death and the election of the payment method.

Payment to the beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date we receive due proof of death.

Death of Owner During the Income Phase.  If the owner or a joint owner, who is not the annuitant, dies during the income phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at such owner’s death. Upon the death of the last surviving owner during the income phase, the beneficiary becomes the owner.

Death of Annuitant During the Income Phase.  Upon the death of the annuitant on or after the annuity date, the death benefit, if any, will be as specified in the annuity option elected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the time of the annuitant’s death.

Payment of Death Benefit.  We will require due proof of death before any death benefit is paid. Due proof of death will be:

1.	a certified death certificate; or

2.	a certified decree of a court of competent jurisdiction as to the finding of death; or

3.	any other proof satisfactory to us.

All death benefits will be paid in accordance with applicable laws or regulations governing death benefit payments.

Beneficiary Designation.  The beneficiary designation in effect on the issue date will remain in effect until changed. Unless the owner provides otherwise, the death benefit will be paid in equal shares to the survivor(s) as follows:

1.	to the primary beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

2.	to the contingent beneficiary(ies) who survive the owner’s and/or the annuitant’s death, as applicable; or if there are none

3.	to you, if a non-natural owner, or the estate of the owner.

Death Benefit

In the event we do not have your beneficiary designation on record at the time of death, the beneficiary will be your estate.

Beneficiaries may be named irrevocably. A change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the owner retains all other contractual rights.

Change of Beneficiary.  Subject to the rights of any irrevocable beneficiary(ies), the owner may change the beneficiary(ies). Any change must be made by written request. The change will take effect as of the date the request is signed. We will not be liable for any payment made or action taken before we record the change.

Electronic Document Delivery Credit

In most states, for any contract year prior to 2011, we will provide an annual $24 credit to your contract on your contract anniversary if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds. We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format. We will apply this credit on your contract anniversary proportionally to the sub-accounts that you are invested in on that date. The electronic document delivery credit may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment. We reserve the right to continue, modify or terminate this credit feature at any time after 2010.

Taxation

NOTE:  We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Taxation of the Company.  MassMutual is taxed as a life insurance company under the Internal Revenue Code (Code). For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Annuities In General.  Annuity contracts are a means of both setting aside money for future needs – usually retirement - and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate

Death Benefit/Electronic Document Delivery Credit/Taxation

account to another but cannot direct the investments each underlying fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a contract owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Section 1035 Tax Free Exchanges.  Section 1035 of the Code provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax-free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance that the partial exchange of an annuity contract for another annuity contract will be tax-free. However, the IRS has reserved the right to review these transactions when distributions take place from either contract within two years after the exchange. In the event that the transaction is determined to be abusive, the IRS may treat the contracts as one contract for purposes of determining gain. You should consult your own tax adviser before entering into any section 1035 exchange.

Non-Qualified Contracts.  If you purchase the annuity contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

Qualified Contracts.  If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans include tax-sheltered annuities, individual retirement annuities (IRAs), Roth IRAs, and corporate pension and profit sharing plans which include 401(k) plans and H.R. 10 plans. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

The Code generally treats any withdrawal (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are subject to tax as ordinary income.

Annuity payments occur as the result of the contract reaching its annuity starting date. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your purchase payments are fully taxable.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the

Taxation

penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code sections 401 (Pension and Profit sharing Plans), 403 (Tax-Sheltered Annuities), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

1.	distributions made on or after you reach age 59 1/2;

2.	distributions made after your death;

3.	distributions made that are attributable to the employee being disabled as defined in Code;

4.	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

5.	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

6.	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

7.	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

8.	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

Taxation

9.	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

10.	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

11.	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Required Distributions.  For non-qualified contracts, the Code provides that a contract will not be treated as an annuity for federal tax purposes unless it contains specific distribution provisions to apply upon the contract owner’s death. Generally the rules provide that if the contract owner dies after payments have begun, the remaining interest in the contract will be distributed at least as rapidly as the method in effect at the owner’s death. If the contract owner dies before payments have begun, the remaining interest will be distributed within 5 years or over the life of the designated beneficiary. We will administer the contract in order to comply with these rules.

For qualified contracts, distributions generally must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA, or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. Please consult a tax adviser to determine how this may impact your specific circumstances.

Income Tax Withholding

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments

Taxation

made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions. Owners should consult their own tax counsel or other tax adviser regarding withholding requirements.

Non-Resident Aliens.  Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “nonresident alien” is a person who is neither a US citizen nor resident in the US. Some distributions to nonresident aliens may be subject to a lower (or no) tax if a US income tax treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Same-Sex Marriage.  Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

Non-Natural Owner.  When a non-qualified contract is owned by a nonnatural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State Versus Federal Tax.  On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Taxation

Other Information

Distribution

MML Distributors, LLC (MML Distributors), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (broker-dealers). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Please see “Principal Protection Benefit” for an explanation of how the commission paid for selling this contract varies by benefit period.

Additional Compensation Paid to MMLISI.  Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales- based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

Other Information

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Annuity Service Center for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

Other Information

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals, death benefit payments, or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the fixed account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including purported class action suits, which seek both compensatory and punitive damages. In addition, we are engaged in litigation related to the termination of our former Chief Executive Officer in June 2005. Further, we, along with several other defendants, have been named in an adversary proceeding in the Enron bankruptcy. While we are not aware of any actions or allegations that should reasonably give rise to a material adverse impact to our financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

In 2005, we received final approval of a nationwide class action settlement resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to us of the settlement including related expenses. As of December 31, 2005, we have paid $81 million of the original estimated liability of $268 million, resulting in a remaining estimated liability of approximately $187 million.

We are subject to governmental and administrative proceedings and regulatory investigations in the ordinary course of our business. We have cooperated fully with these regulatory agencies with regard to their investigations and have responded to information requests and comments.

These investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with these investigations, we have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

We believe that it is reasonable to expect that regulatory inquiries and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular matter may be material to our operating results for a particular period depending upon, among other factors, the size of the matter and the level of our income for the period.

Other Information

Financial Statements

We have included our company statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company
2.	Custodian
3.	Assignment of Contract
4.	Distribution
5.	Purchase of Securities Being Offered
6.	Accumulation Units and Unit Value
7.	Transfers During the Income Phase
8.	Annuity Payments
9.	Federal Tax Matters
10.	Experts
11.	Financial Statements

Other Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual Equity EdgeSM

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A – Market Value Adjustment

The market value adjustment is only applicable to the fixed account offered with a guaranteed interest rate. No market value adjustment is applicable to the fixed account offered with a declared interest rate. In most states, the contract will offer the fixed account with a guaranteed interest rate.

When you make a partial or full withdrawal outside of a window period, we may apply a market value adjustment to the portion of your withdrawal taken from the fixed account. A negative market value adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate of interest credited had been equal to the minimum guaranteed interest rate allowed in your state of issue. We waive any negative market value adjustment if you have a current election of the nursing home withdrawal benefit, the home healthcare withdrawal benefit or the terminal illness withdrawal benefit.

Market Value Adjustment for Partial Withdrawal:  The market value adjustment for partial withdrawal is equal to:

(a + b) x (c—1)

(c)

where:

(a)	is the partial withdrawal payment immediately prior to a market value adjustment;
(b)	is the contingent deferred sales charge for partial withdrawal; and
(c)	is the market value adjustment factor.

There is no market value adjustment during the window period.

Market Value Adjustment for Total Withdrawal:  The market value adjustment for a total withdrawal is equal to:

(a) x (b—1)

where:

(a)	is the fixed account value on the day we receive your written request for the withdrawal; and ,
(b)	is the market value adjustment factor.

There is no market value adjustment during the window period.

Market Value Adjustment Factor:  If applicable, we will apply the market value adjustment factor when computing a partial or total withdrawal from the fixed account or when the fixed account value is applied to an annuity option. The market value adjustment factor is determined by the following formula:

(n/12)

(1+a)

(n/12)

(1+b)

where:

(a)	is the Initial Index Rate;
(b)	is the Current Index Rate plus 0.25%; and
(n)	is the number of whole months left in the current benefit period.

The market value adjustment factor during a window period = 1

Appendix A

Index Rates:  Index Rates are used to calculate the market value adjustment factor.

Initial Index Rate:  The initial index rate is the interest rate in the treasury constant maturity series determined for the week prior to the week in which the contract issue date or most recent benefit period expiration date falls, for a maturity equal to the length of the current benefit period.

Current Index Rate:  The current index rate is the interest rate in the treasury constant maturity series for a maturity equal to the number of whole months between any day of a benefit period and the next benefit period expiration date. The current index rate is subject to change weekly and will apply to all transactions until the next change is effective.

General Index Rate Provisions:  If the period of time being measured for the contract is not equal to a maturity in the treasury constant maturity series, the initial or current index rate will be determined by straight line interpolation between the treasury index rates of the next highest and next lowest maturities. The one-year treasury constant maturity index rate will be used for any periods equal to less than twelve (12) months.

If the treasury constant maturity series becomes unavailable, we will adopt a comparable constant maturity index or, if such a comparable index also is not available, will itself replicate calculation of the treasury constant maturity series index based on U.S. treasury security coupon rates.

Appendix A

Appendix B – Allocation Examples

When you elect a benefit period, the amount of your purchase payment (or contract value, for a renewal period) allocated between the fixed account and the MML Equity Index sub-account depends on the following variables:

•	The length of the benefit period chosen,

•	the Principal Protection Benefit Percentage,

•	the Separate Account Protection Benefit Percentage, and

•	the fixed account guaranteed interest rate for the benefit period chosen or, if applicable in your state, the declared interest rate, and the minimum guaranteed interest rate.

The Separate Account Protection Benefit Percentage guarantees the level of your contract value in the MML Equity Index sub-account as of the end of the benefit period. For example, if, at the beginning of the benefit period the value in the MML Equity Index sub-account is $100,000 and the Separate Account Protection Benefit Percentage is 70%, then we guarantee that you will have at least $70,000 in the sub-account at the end of the benefit period, assuming that you do not take any withdrawals.

EXAMPLES

Generally, the longer the benefit period, the greater will be the amount allocated to the MML Equity Index sub-account. Let’s look at two examples. In both examples, we’ll assume the following:

•	$100,000 is the purchase payment made.

•	The 7 year benefit period is chosen (n in the formulas below is length of the benefit period).

•	The Principal Protection Benefit Percentage is 100%.

•	The Separate Account Protection Benefit Percentage is 70%.

Example #1

In our first example, we’ll assume that the contract is issued in a state where the guaranteed interest rate is applicable and we’ll assume it is 4%. So the formula to determine the amount of money going into the fixed account is:

Fixed Allocation Percentage	=	Principal Protection Benefit Percentage—Separate Account Protection Benefit Percentage
(1 + Guaranteed Interest Rate)[n] – Separate Account Protection Benefit Percentage

When we determine the percentage, we round it up to the nearest full percentage.

In this case, the result of the formula (rounded up) is 49%, or $49,000 allocated to the fixed account and $51,000 allocated to the MML Equity Index sub-account.

Note that in this example, the Separate Account Protection Benefit Percentage guarantees that no less than 70% of the $51,000 (or $35,700) will be in the MML Equity Index sub-account as of the end of the benefit period, and the Principal Protection Benefit Percentage states that no less than 100% of the $100,000 will be in the contract, as of the end of the benefit period.

Appendix B

Example #2

In our second example, we’ll assume that the contract is issued in one of the few states that uses the Declared Interest Rate formula and we’ll assume the Declared Interest Rate is 4% and the minimum interest rate is 2%. In this case, the formula is slightly different and looks like this:

Fixed Allocation Percentage	=	Principal Protection Benefit Percentage—Separate Account Protection Benefit Percentage
(1 + Declared Interest Rate) x (1 + Minimum Interest Rate)n-1 – Separate Account Protection Benefit Percentage

Again, when we determine the percentage, we round it up to the nearest full percentage.

So, in our second example, the formula (rounded up) gives us 64%, or $64,000 allocated to the fixed account and $36,000 allocated to the MML Equity Index sub-account.

Note that in this example, the Separate Account Protection Benefit Percentage guarantees that no less than 70% of the $36,000 (or $25,200) will be in the MML Equity Index sub-account as of the end of the benefit period, and the Principal Protection Benefit Percentage states that no less than 100% of the $100,000 will be in the contract as of the end of the benefit period.

Appendix B

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

MASSMUTUAL EQUITY EDGESM

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2006

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated April 28, 2006, for the individual deferred variable annuity contract which is referred to herein.

For a copy of the prospectus call 1-800-272-2216 (press 2) or write: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

1

COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, annuities, disability income insurance, long-term care insurance, structured settlements, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the separate account).

ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at our Annuity Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

(1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the owner given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which the assignee is entitled, and to pay any balance of such value in one sum to the owner, regardless of any payment options which the owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a); and

(4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION

MML Distributors, LLC (MML Distributors) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriter for the Separate Account. Compensation paid to MML Distributors was $2,500 in 2003, $399,150 in 2004, and $412,112, in 2005. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract.

The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the contract. The contract does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

ACCUMULATION UNITS AND UNIT VALUE

Accumulation Units. During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-account(s) of the separate account as a result of the purchase payment, withdrawals, transfers, or fees and charges. We will determine the number of accumulation units of a sub-account purchased or cancelled once we receive the necessary information to completely process the transaction. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the request for the transaction is received at our Annuity Service Center.

Accumulation Unit Value. The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value at the end of the preceding business day by the net investment factor for the sub-account at the end of the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the eligible investment or series of an eligible investment held by the sub-account for the current business day; plus

(ii) any dividend per share declared on behalf of such eligible investment or series that has an ex-dividend date within the current business day; less

(iii) the cumulative charge or credit for taxes reserved which we determine is resulting from the operation or maintenance of the sub-account.

B is the net asset value per share of the eligible investment or series of an eligible investment held by the sub-account for the preceding business day.

C is the cumulative unpaid mortality and expense risk charge, and the administrative charge.

The accumulation unit value may increase or decrease from business day to business day.

3

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers section in the prospectus for more information about transfers during the income phase.

ANNUITY PAYMENTS

Annuity Units And Payments. The dollar amount of each variable annuity payment depends on the number of annuity units credited to that annuity option, and the value of those units. The number of annuity units is determined as follows:

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in your contract.

2.  For each sub-account, the amount of each annuity payment equals the product of the number of annuity units and the annuity unit value on the payment determination date (5 days prior to any scheduled annuity payment date). The amount of each payment may vary.

Annuity Unit Value. The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent business day is determined as follows:

1.  The Net Investment Factor for the current business day is multiplied by the value of the Annuity Unit for the sub-account for the preceding business day.

2.  The result in (1) is then divided by an assumed investment factor. The assumed investment factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day.

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FEDERAL TAX MATTERS

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee V . Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual

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Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pensions (SEPs). Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. However, the Code places limitations and restrictions on SEPs including: employer eligibility, amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with SEPs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $4,000 annual limitation applies to all of a taxpayer’s 2006 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the certificates to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2005 and for each period in the two-year period then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2005 and 2004, and for the years then ended, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated March 31, 2006 refers to other auditors whose report on the financial highlights of Massachusetts Mutual Variable Annuity Separate Account 4, for each year in the three-year period ended December 31, 2003, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated February 24, 2006 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company for the year ended December 31, 2003, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

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